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EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      RICHARD H. WILLS

                      (Signature)

                      Richard H. Wills

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      COLIN L. SLADE

                      (Signature)

                      Colin L. Slade

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      JEROME J. MEYER

                      (Signature)

                      Jerome J. Meyer

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      PAULINE LO ALKER

                      (Signature)

                      Pauline Lo Alker

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      A. GARY AMES

                      (Signature)

                      A. Gary Ames

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      GERRY B. CAMERON

                      (Signature)

                      Gerry B. Cameron

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      DAVID N. CAMPBELL

                      (Signature)

                      David N. Campbell

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      PAUL C. ELY, JR.

                      (Signature)

                      Paul C. Ely, Jr.

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      FRANK C. GILL

                      (Signature)

                      Frank C. Gill

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      MERRILL A. MCPEAK

                      (Signature)

                      Merrill A. McPeak

                      (Type or Print Name)

EXHIBIT 24.1

POWERS OF ATTORNEY

(Executive Deferred Compensation Plan and Executive Stock Deferral Plan)

    The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint RICHARD H. WILLS, COLIN L. SLADE, and JAMES F. DALTON, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Tektronix to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, issuance and resale under the Securities Act of 1933, as amended, of obligations of Tektronix and Common Shares of Tektronix pursuant to the Tektronix, Inc. Executive Deferred Compensation Plan and Executive Stock Deferral Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix or as an officer or director of Tektronix) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 14, 2001

                      RALPH V. WHITWORTH

                      (Signature)

                      Ralph V. Whitworth

                      (Type or Print Name)

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